SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 May 30, 2003
                                 ------------
                                Date of Report
                      (Date of Earliest Event Reported)

                           OMNI MEDICAL HOLDINGS, INC.
                           ---------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Utah                  0-26177                 87-0425275
          ----                  -------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                        1107 Mt. Rushmore Road, Suite 2
                        Rapid City, South Dakota 57701
                        -------------------------------
                   (Address of Principal Executive Offices)

                                (605) 718-0380
                                --------------
                         Registrant's Telephone Number

                                Not Applicable
                                --------------
         (Former Name or Former Address if changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.

          Effective May 30, 2003, Omni Medical Holdings, Inc. ("OMH" or the "Company"), through its wholly-owned subsidiary, Omni Medical Services, Inc., ("OMS"), completed an asset purchase agreement with Medical Billing Management, Inc. ("MBM"), a corporation based in Mississippi and a provider of medical billing and collection services to medical practitioners. The aggregate purchase price of $450,000, including $150,000 paid at closing, $75,000 payable on November 30, 2003 (paid in February 2004) and $225,000 payable on May 31, 2004. The May 31, 2004 payment is subject to an adjustment which is to be calculated based on a multiple of the amount by which revenues for the year ending May 31, 2004 are more or less than a baseline amount. The adjustment will be recorded as an adjustment to the acquisition cost of MBM.

          The purchase price was allocated $124,564 for equipment, furniture and other depreciable assets; $135,000 for accounts receivable and work in process and $100,000 for a related Covenant Not to Compete of Margaret Brown, MBM's President, who was also given a one year Employment Agreement; and the balance as goodwill. A complete list of the equipment acquired and the Employment Agreement are respectively Exhibits A and C to the Asset Purchase Agreement.

          The consideration paid was negotiated "arms length," and the directors of the Company determined that the consideration for the purchase was reasonable, under these circumstances.

          No director, executive officer or five percent or more stockholder of the Company had any direct or indirect interest in MBM prior to the completion of the Asset Purchase Agreement.

          For more information regarding this transaction, see the Asset Purchase Agreement and related Exhibits attached hereto and incorporated herein by reference. See Item 7 of this Current Report.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

                 MEDICAL BILLING MANAGEMENT, INC.
                       FINANCIAL STATEMENTS
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

                 MEDICAL BILLING MANAGEMENT, INC.
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

                             CONTENTS



Independent Auditor's Report                                               F-1

Financial Statements:

     Balance sheets                                                        F-2

     Statements of operations                                              F-3

     Statements of stockholder's equity                                    F-4

     Statements of cash flows                                              F-5

     Notes to financial statements                                  F-6 - F-10

                  INDEPENDENT AUDITORS' REPORT



Board of Directors
Medical Billing Management, Inc.

We have audited the accompanying balance sheet of Medical Billing Management, Inc. ("the Company") as of December 31, 2002, and the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Billing Management, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.



/s/Gelfond Hochstadt Pangburn, P.C.




April 20, 2004
Denver, Colorado

                 MEDICAL BILLING MANAGEMENT, INC.

                          BALANCE SHEETS

         DECEMBER 31, 2002 AND MARCH 31, 2003 (UNAUDITED)

                                              December 31,      March 31,
                                                 2002             2003
                                                               (unaudited)
                              ASSETS
Current assets:
     Cash                                     $  29,622        $ 185,913
     Accounts receivable, net                   172,749          105,994
     Work in process                            137,600          115,200
     Prepaid expenses                            31,271           11,296
                                              ---------        ---------
        Total current assets                    371,242          418,403

Furniture and equipment, net                     84,912           80,442
                                              ---------        ---------
        Total assets                          $ 456,154        $ 498,845
                                              =========        =========

               LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                         $  13,718        $   8,664
     Bank overdraft                              11,397                0
     Accrued salaries and payroll taxes          34,077           41,223
                                              ---------        ---------
        Total liabilities, all current           59,192           49,887
                                              ---------        ---------
Commitments

Shareholders' equity:
     Common stock, $1 par value; 1,150
     shares issued and outstanding at
     December 31, 2002, and March 31, 2003
     (unaudited), respectively                    1,150            1,150
     Retained Earnings                          395,812          447,808
                                              ---------        ---------
         Total shareholders' equity             396,962          448,958
                                              ---------        ---------
         Total liabilities and shareholders'
         equity                               $ 456,154        $ 498,845
                                              =========        =========
                           See notes to financial statements.

                 MEDICAL BILLING MANAGEMENT, INC.
                     STATEMENTS OF OPERATIONS
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

                        Years ended December 31,  Three months ended March 31,
                          2002           2001       2003            2002
                                                  (unaudited)    (unaudited)
Revenue                 $1,365,956    $1,564,011   $ 283,261    $ 425,607
Cost of revenue            975,390       907,701     150,244      225,841
                        ----------    ----------   ---------    ---------
Gross profit               390,566       656,310     133,017      199,766

General and
administrative expenses    389,607       378,315      81,021       86,438
                        ----------    ----------   ---------    ---------
Net income              $      959    $  277,995   $  51,996    $ 113,328
                        ==========    ==========   =========    =========
                          See notes to financial statements.

                 MEDICAL BILLING MANAGEMENT, INC.
                STATEMENTS OF SHAREHOLDERS' EQUITY
              YEARS ENDED DECEMBER 31, 2002 AND 2001
          THREE MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                           Retained
                                     Shares  Common stock  earnings  total
Balances, January 1, 2001             1,150    $ 1,150    $316,858  $ 318,008

Dividend distribution to shareholders                     (100,000)  (100,000)

Net income                                                 277,995    277,995
                                      -----    -------    --------  ---------
Balances, December 31, 2001           1,150      1,150     494,853    496,003

Dividend distribution to shareholders                     (100,000)  (100,000)

Net income                                                     959        959
                                      -----    -------    --------  ---------
Balances, December 31, 2002           1,150      1,150     395,812    396,962

Net income (unaudited)                                      51,996     51,996
                                      -----    -------    --------  ---------
Balances, March 31, 2003 (unaudited)  1,150    $ 1,150    $447,808  $ 448,958
                                      =====    =======    ========  =========
                           See notes to financial statements.

                 MEDICAL BILLING MANAGEMENT, INC.
                     STATEMENTS OF CASH FLOWS
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

                        Years ended December 31,  Three months ended March 31,
                          2002           2001       2003            2002
                                                  (unaudited)    (unaudited)
Net income              $     959      $  277,995  $  51,996     $  113,328
Adjustments to reconcile
net income to net cash
provided by operating
activities:
    Depreciation           17,882          10,079      4,470          4,471
    Changes in operating
    assets and liabilities:
      Accounts receivable   4,523        (160,201)    66,756         18,416
      Work in process     166,700        (131,800)    22,400        (47,600)
      Prepaid expenses    (21,151)          3,630     19,975          8,602
      Accounts payable      4,370           7,639     (5,054)        (3,068)
      Bank overdraft       11,397               0    (11,397)             0
      Accrued salaries
      and payroll taxes    (9,344)         32,964      7,146          3,150
                        ---------      ----------  ---------     ----------
Net cash provided by
operating activities      175,336          40,306    156,292         97,299
                        ---------      ----------  ---------     ----------
Cash flows from investing
activities:
    Purchase of property
    and equipment         (63,277)        (30,671)         0              0
                        ---------      ----------  ---------     ----------
Net cash used in
investing activities      (63,277)        (30,671)         0              0
                        ---------      ----------  ---------     ----------
Cash flows from financing
activities:
    Payments of dividends
    to shareholders      (100,000)       (100,000)         0              0
                        ---------      ----------  ---------     ----------
Net cash used in
financing activities     (100,000)       (100,000)         0              0
                        ---------      ----------  ---------     ----------
Net increase (decrease)
in cash                    12,059         (90,365)   156,292         97,299
Cash, beginning            17,563         107,928     29,621         17,563
                        ---------      ----------  ---------     ----------
Cash, ending            $  29,622      $   17,563  $ 185,913     $  114,862
                        =========      ==========  =========     ==========
                           See notes to financial statements.

                 MEDICAL BILLING MANAGEMENT, INC.
                  NOTES TO FINANCIAL STATEMENTS
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)


1.   Organization and interim financial statements:

     Medical Billing Management, Inc, ("the Company"), a Mississippi corporation, provides medical billing and collection services to medical practitioners. The Company operates out of its facility in Jackson, Mississippi.

     The balance sheet as of March 31, 2003, the related statements of operations and cash flows for the three months ended March 31, 2003 and 2002, and the statement of shareholders' equity for the three months ended March 31, 2003, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all such periods have been made. The results of operations for the three months ended March 31, 2003, are not necessarily indicative of the operating results for the full year.

2.   Significant accounting policies:

     Cash and cash equivalents:

     Cash and cash equivalents include cash on hand, money market accounts and short-term investments purchased with an original maturity of three months or less.

     Accounts receivable and concentration of credit risk:

     The Company extends credit to its customers in the normal course of business. The Company maintains reserves for potential credit losses based upon its loss history and its aging analysis. At December 31, 2002 and March 31, 2003, four customers, individually, accounted for more than 10% of accounts receivable.

     Customers that accounted for more than 10% of revenues are as follows:

                                     December 31,          March 31,
                                2002          2001    2003        2002
                                                   (unaudited) (unaudited)

   Customer A                   27%           23%       2%         24%
   Customer B                   23%           25%      31%         22%
   Customer C                   16%           16%      29%         16%
   Customer D                    8%            9%      12%          8%

                 MEDICAL BILLING MANAGEMENT, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

2.    Significant accounting policies (continued):

      Furniture and equipment:

      Furniture and equipment are recorded at cost. Depreciation is provided by use of straight-line and accelerated methods over the estimated useful lives of the assets ranging from 3 to 10 years.

      The Company periodically evaluates the carrying value of its long-lived assets for purposes of determining if impairment has occurred. If the Company determines that impairment has occurred, a loss is recognized based on the difference between the assets' carrying value and their estimated fair value. Based upon its review, the Company does not believe that any impairment has occurred as of December 31, 2002.

     Revenue recognition:

     Revenue is recognized only after the following criteria are met: (i) there exists adequate evidence of the transactions; (ii) services have been performed; and (iii) the price is not contingent on future activity and (iv) collectibility is assured.

     Fair value of financial instruments:

     The carrying amounts of the Company's financial instruments approximate fair values due to the short maturities of these instruments.

     Income taxes:

     The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, each shareholder reports his proportionate share of the Company's income on his individual income tax return. Therefore, no provision or liability for income taxes has been included in the accompanying financial statements.

    Comprehensive income:

    SFAS No. 130, Reporting Comprehensive Income, establishes requirements for disclosure of comprehensive income. During the years ended December 31, 2002 and 2001 and the three months ended March 31, 2003 and 2002, the Company did not have any components of comprehensive income to report.

                 MEDICAL BILLING MANAGEMENT, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

2. Significant accounting policies (continued):

  Recently issued accounting pronouncements:

  In May 2003, the Financial Accounting Standards Board (FASB) issued SFAS
   No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes new standards on how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS No. 150 are generally effective for all financial instruments entered into or modified after May 31, 2003, except for those provisions relating to mandatorily redeemable non-controlling interests, which have been deferred. The adoption of SFAS No. 150 did not have a material impact on the financial position or results operation of the Company. If the deferred provisions of SFAS No. 150 are finalized in their current form, management does not expect adoption to have a material effect on the financial position or results of operation of the Company.

  In January 2003, the Financial Accounting Standards Board ("FASB") issued
   SFAS Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN No. 46"), which changes the criteria by which one company includes another entity in its consolidated financial statements. FIN No. 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. In December 2003, the FASB approved a partial deferral of FIN No. 46 along with various other amendments. The effective date for this interpretation has been extended until the first fiscal period ending after December 15, 2004. However, prior to the required application of this interpretation, a public entity that is a small business issuer shall apply this interpretation to those entities that are considered to be special purpose entities no later than as of the end of the first reporting period after December 15, 2003. As the Company does not currently have an interest in a VIE, management does not expect that the adoption of FIN No. 46 will have a significant immediate impact on the financial condition or results of operations of the Company.

  In November 2002, the FASB issued SFAS Interpretation No. 45 ("FIN No.
   45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others. FIN No. 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, while the provisions of the disclosure requirements are effective for financial statements of interim or annual reports ending after December 15, 2002. The Company is currently evaluating the recognition provisions of FIN No. 45, but does not expect that the adoption of FIN No. 45 will have a significant immediate impact on the financial condition or results of operations of the Company, as the Company has made no guarantees.

                 MEDICAL BILLING MANAGEMENT, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

2. Significant accounting policies (continued):

  Recently issued accounting pronouncements (continued):

  In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based
   Compensation Transition and Disclosure. This statement amends SFAS No. 123, Accounting for Stock-Based Compensation and establishes two alternative methods of transition from the intrinsic value method to the fair value method of accounting for stock-based employee compensation.
   In addition, SFAS No. 148 requires prominent disclosure about the effects on reported net income and requires disclosure for these effects in interim financial information. The provisions for the alternative transition methods are effective for fiscal years ending after December 15, 2002 and the amended disclosure requirements are effective for interim periods beginning after December 15, 2002. As the Company does not have stock-based compensation, management does not expect that the adoption of SFAS No. 148 will have a significant immediate impact on the Company's financial condition or results of operations of the Company.

  Use of estimates:

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

3. Furniture and equipment:

  At December 31, 2002 and March 31, 2003 (unaudited), furniture and equipment consist of the following:


                                                December 31,   March 31,
                                                   2002          2003
                                                             (unaudited)
                Office furniture                  $ 38,359    $  38,359
                Office equipment                    15,787       15,787
                Computer equipment                  79,489       79,489
                                                  --------    ---------
                                                   133,635      133,635

                Less accumulated depreciation       48,723       53,193
                                                  --------    ---------
                                                  $ 84,912    $  80,442
                                                  ========    =========

                 MEDICAL BILLING MANAGEMENT, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              YEARS ENDED DECEMBER 31, 2002 AND 2001
      THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

4. Commitments:

  Operating lease:

  The Company leases its office space under the terms of a non-cancelable lease, expiring July 31, 2006. Rental expense under the lease for the years ended December 31, 2002 and 2001 was approximately $93,000 and $76,000, respectively. Rental expense under the lease for the three months ended March 31, 2003 and 2002 (unaudited) was approximately $25,000 and $20,000, respectively.

  The Company also leases office equipment under operating leases with various terms through May 2004. Total lease expense for the years ended December 31, 2002 and 2001 was approximately $4,000 and $6,000, respectively and $1,000 for both of the three month periods ended March 31, 2003 and 2002 (unaudited).

  Minimum future lease payments under operating leases are approximately as follows:

                Year ending:
                             2003  $93,000
                             2004   75,000
                             2005   73,000
                             2006   42,000


5. Shareholders' equity:

  During each of the years ended December 31, 2001 and 2002, the Company made dividend distributions to its shareholders of $100,000.

6. Subsequent events (unaudited):

  Effective May 30, 2003, the Company entered into a sales agreement with Omni Medical Holdings Inc. ("OMH"), a Nevada corporation based in the state of South Dakota. Under the terms of the agreement, the Company sold certain assets (primarily customer list, accounts receivable, and furniture and equipment) and transferred certain lease obligations to OMH in exchange for a purchase price of $450,000, of which $150,000 was paid at closing, $75,000 was payable on November 30, 2003 (paid in February 2004) and $225,000 is payable on May 31, 2004. The May 31, 2004 payment is subject to an adjustment which is to be calculated based on a multiple of the amount by which revenues for the year ending May 31, 2004 are more or less than a baseline amount.

          (b)  Pro Forma Financial Information.

                   OMNI MEDICAL HOLDINGS, INC.
      UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Effective May 30, 2003, Omni Medical Holdings, Inc. ("OMH" or "the Company"), through its wholly-owned subsidiary, Omni Medical Services, Inc., ("OMS"), completed an asset purchase agreement with Medical Billings Management, Inc. ("MBM"), a corporation based in Mississippi and a provider of medical billing and collection services to medical practitioners. The aggregate purchase price of $450,000, including $150,000 paid at closing, $75,000 payable on November 30, 2003 (paid in February 2004) and $225,000 payment on May 31, 2004. The May 31, 2004 payment is subject to an adjustment which is to be calculated based on a multiple of the amount by which revenues for the year ending May 31, 2004 are more or less than a baseline amount. The adjustment will be recorded as an adjustment to the acquisition cost of MBM.

The accompanying unaudited pro forma consolidated statement of operations for the year ended March 31, 2003 gives effect to the asset purchase agreement as if it had been consummated on April 1, 2002. The unaudited pro forma consolidated statement of operations does not purport to be indicative of the results of operations that actually would have occurred had the transactions been consummated on April 1, 2002 or to project the Company's financial operations to any future period. The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2003 gives effect to the asset purchase agreement as if it had been consummated on that date.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company, as well as those of Medical Billings Management, Inc.

                        OMNI MEDICAL HOLDINGS INC. ("OMH")
                       PRO FORMA CONSOLIDATED BALANCE SHEET
                                  March 31, 2003

                                                         Pro Forma
                                            OMH         Adjustments  Pro Forma
                                         -------------- ------------ ---------
           ASSETS

Current assets:
  Cash                                  $  215,691    $ (150,000)a   $ 65,691
  Accounts receivable, net                   8,820       105,993 a    114,813
                                        ----------    ----------     --------
    Total current assets                   224,511       (44,007)     180,504

Property and equipment, net                143,787        80,442 a    224,229
Goodwill                                    36,000                     36,000
Intangible asset                            27,980       244,014 a    271,994
                                        ----------    ----------     --------
    Total assets                        $  432,278    $  280,449     $712,727
                                        ==========    ==========     ========
    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                      $    6,416    $              $  6,416
  Accrued expenses                           5,130                      5,130
  Notes payable, current portion            33,991       280,449 a    314,440
                                        ----------   -----------   ----------
     Total current liabilities              45,537       280,449      325,986

Note payable, net of current portion       164,122                    164,122
                                        ----------   -----------   ----------
     Total liabilities                     209,659       280,449      490,108
                                        ----------   -----------   ----------
Shareholders' equity:
   Common stock                              8,345                      8,345
   Additional paid-in capital            1,576,043                  1,576,043
   Deferred compensation expense           (41,111)                   (41,111)
   Accumulated deficit                  (1,320,658)                (1,320,658)
                                       -----------   -----------   ----------
      Total shareholders' equity           222,619                    222,619
                                       -----------   -----------   ----------
      Total liabilities and
      shareholders' equity             $   432,278   $   280,449   $  712,727
                                       ===========   ===========   ==========

                       OMNI MEDICAL HOLDINGS INC. ("OMH")
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                           Year Ended March 31, 2003

                                                      Pro Forma
                            OMH            MBM       Adjustments    Pro Forma
                      -------------- --------------  -----------  -----------
Revenues                   $  96,462     $1,223,610               $ 1,320,072
Cost of revenues              61,577        899,793                   961,370
                           ---------      ---------   ----------  -----------
Gross profit                  34,885        323,817                   358,702

General and
administrative expenses      184,019        384,190       48,803 b    617,012
                           ---------     ----------   ----------  -----------
Loss from operations        (149,134)       (60,373)     (48,803)    (258,310)

Other income (expense):
Interest income               32,284              0                    32,284
Interest expense             (11,879)             0      (19,551)c    (31,430)
                           ---------     ----------   ----------  -----------
                              20,405              0      (19,551)         854
                           ---------     ----------   ----------  -----------
Net loss                   $(128,729)    $  (60,373)  $  (68,354) $  (257,456)
                           =========     ==========   ==========  ===========

                   OMNI MEDICAL HOLDINGS, INC.

  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


1. Description of the transaction:

Effective May 30, 2003, Omni Medical Holdings, Inc. ("OMH"), through its wholly-owned subsidiary, Omni Medical Services, Inc., ("OMS"), completed an asset purchase agreement with Medical Billings Management, Inc. ("MBM"), a corporation based in Mississippi and a provider of medical billing and collection services to medical practitioners. The aggregate purchase price was $450,000 including $150,000 payable at closing, $75,000 payable on November 30, 2003 (paid in February 2004) and $225,000 payable on May 31, 2004. The May 31, 2004 payable is subject to an adjustment which is to be calculated based on a multiple of the amount by which revenues for the year ending May 31, 2004 are greater or less than a baseline amount. The adjustment, if any, will be recorded as an adjustment to the acquisition cost of MBM.

2. Description of OMH information:

On May 1, 2003, OMH disposed of a previously wholly-owned subsidiary that was engaged in a separate line of business. This disposition transaction was reported in financial statements included in OMH's Form 8-K/A filed March 9, 2004. The financial information presented herein for OMH as of and for the year ended March 31, 2003 is per the pro forma March 31, 2003 financial information included in that Form 8-K/A and which reflects the disposition transaction. Therefore, the attached proforma information reflects the continuing operations of OMH. Earnings (loss) per share date is not included in this proforma information as OMH did not become a publicly reporting entity until September 2003.

3. Description of the pro forma adjustments:

  (a) To record OMS' acquisition of MBM for a total purchase price of $450,000, of which $150,000 was paid in cash and the balance of $300,000 payable as described in 1, above. The aggregate purchase price was discounted by $19,551 to impute interest on the $300,000 non-interest bearing debt, resulting in a net purchase price of $430,449 (and net payable of $280,449). Of this amount, $105,993 was allocated to accounts receivable, $80,442 was allocated to property and equipment, and $244,014 was allocated to the acquired customer list.
  (b) To record the amortization of the acquired customer list on the straight line basis over its estimated five year useful life.
  (c) To record the imputed interest expense related to the non-interest bearing payable issued in connection with the purchase.

          (c) Exhibits.

Exhibit
Number                   Description
------                   -----------

  10.1                   Asset Purchase Agreement
                         Exhibit A-Accounts Receivable
                         Exhibit B-Accounts Receivable and Work in
                                   Process
                         Exhibit C-Employment Agreement
                         Exhibit D-Security Agreement
                         Exhibit E-UCC-1 Financing Statement

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMNI MEDICAL HOLDINGS, INC.



Date: May 7, 2004                       By /s/ Arthur D. Lyons
      -----------                         ------------------------
                                          Arthur D. Lyons
                                          Director and President